INVENTORIES	12 Months Ended
Dec. 31, 2018
Classes of current inventories [abstract]
INVENTORIES
6. INVENTORIES
Inventories include the following components:

	As of	As of
	December 31, 2018	December 31, 2017
Stockpiled ore	$6,613	$22,998
In-process ore	4,188	4,014
Materials and supplies	23,659	22,677
Finished goods	736	964
Total	$35,196	$50,653

The cost of inventories expensed for the year ended December 31, 2018 and 2017 was $209.4 million and $209.2 million, respectively.
Net realizable value adjustments of $2.8 million was recorded for stockpiled ore during the year ended December 31, 2018 (year ended December 31, 2017 - $3.5 million).
During the year ended December 31, 2018, a total of $2.8 million materials and supplies inventories were written off at Wassa. These are primarily related to open-pit mining equipment, materials and supplies as open-pit mining at Wassa was terminated in the first quarter of 2018. There were no write offs in the prior period.